SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2002

EASTMAN CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-12626	62-1539359

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 N. Eastman Road, Kingsport, Tennessee	37660

(Address of principal executive offices)	(Zip Code)

     Registrant’s telephone number, including area code:                (423) 229-2000

ITEM 9.       Regulation FD Disclosure.

     On August 13, 2002, each of the principal executive officer, J. Brian Ferguson, and the principal financial officer, James P. Rogers, of Eastman Chemical Company (the “Company”), submitted to the Securities and Exchange Commission (the “SEC”) sworn statements pursuant to SEC Order No. 4-460.

     Copies of these statements are attached hereto as Exhibits 99.1 and 99.2, respectively.

     Additionally, on August 13, 2002, in connection with the filing of the quarterly report on Form 10-Q for the period ended June 30, 2002 (the “Report”), each of Messrs. Ferguson and Rogers certified, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN CHEMICAL COMPANY

	By:	/s/ James P. Rogers

Name: James P. Rogers
Title: Senior Vice President and Chief Financial Officer

Date: August 13, 2002

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

99.1	Statement Under Oath of Principal Executive Officer dated August 12, 2002

99.2	Statement Under Oath of Principal Financial Officer dated August 12, 2002